Exhibit 10.2

Redacted portions have been replaced with [***]. The redacted material is subject to a request for confidential treatment that has been separately filed with the Securities and Exchange Commission.

FORM OF SUPPLEMENTAL CONFIRMATION

Supplemental Confirmation of OTC VWAP Minus

Date:	January 30, 2007	ML Ref:

To:	Openwave Systems Inc. (“Counterparty”)

Attention:	Hal Covert

From:	Merrill Lynch International (“MLI”)
Merrill Lynch Financial Centre
2 King Edward Street
London EC1A 1HQ

Dear Sir / Madam:

Capitalized terms used herein, unless defined herein, have the meanings set forth in the Master Confirmation of OTC VWAP Minus between Counterparty and MLI, dated as of January 30, 2007.

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of a Transaction under the Master Confirmation.

The terms of the Transaction to which the Supplemental Confirmation relates are as follows:

Trade Date:	January 31, 2007

Prepayment Amount:	USD 100,000,000

Prepayment Date:	January 31, 2007

Valuation Date:	***, 2007

First Acceleration Date:	***, 2007

Settlement Price Adjustment Amount:	USD ***

***	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Supplemental Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

MERRILL LYNCH INTERNATIONAL

By:
Name:
Title:

Confirmed as of the date first above written:

OPENWAVE SYSTEMS INC.

By:
Name:
Title:

Acknowledged and agreed as to matters relating to the Agent:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, solely in its capacity as Agent hereunder

By:
Name:
Title:

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